Inventories	12 Months Ended
Dec. 31, 2013
Inventory Disclosure [Abstract]
Inventories
Inventories

Inventories (principally using the LIFO method) are comprised of the following:

	December 31,
(Millions of dollars)	2013	2012	2011
Raw materials	$2,966	$3,573	$3,766
Work-in-process	2,589	2,920	2,959
Finished goods	6,785	8,767	7,562
Supplies	285	287	257
Total inventories	$12,625	$15,547	$14,544

We had long-term material purchase obligations of approximately $1,568 million at December 31, 2013.

During 2013 inventory quantities were reduced. This reduction resulted in a liquidation of LIFO inventory layers carried at lower costs prevailing in prior years as compared with current costs. In 2013, the effect of this reduction of inventory decreased Cost of goods sold by approximately $115 million and increased Profit by approximately $81 million or $0.12 per share.